Exhibit 10.2

August 26, 2015	$2,200.00

PROMISSORY NOTE

FRONTIER DIGITAL MEDIA GROUP, INC.

This Note has not been registered under the Securities Act of 1993, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

Frontier Digital Media Group, Inc.. a Colorado corporation (the "Company"), for value received, hereby promises to pay to Patrick A. Dunda, or assign(s) (the "Holder"), on or before December 31, 2016 (the "Maturity Date"), at the offices of Holder, the principal sum of Two Thousand Two Hundred and 00/100 Dollars ($2,200.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note shall be interest free until May 30, 2015, after which time it shall bear interest at the rate of 6% per annum. Interest shall accrue and be compounded monthly and shall be payable in like coin or currency on the Maturity Date.

Transfers of Note to Comply with the Securities Act

The Holder agrees that this Note may not be sold, transferred, pledged or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act with respect thereto and then only against a receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon the delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

1.     Prepayment.

The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued but unpaid interest shall be paid to the Holder on the date of prepayment.

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3.     Events of Default

a.     This Note shall become due and payable immediately upon the failure by the Company to pay within five (5) days of the date due any amount of the principal or accrued interest on this Note;

4.     Miscellaneous

b.     This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

c.     The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purpose whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. This Note may only be transferred in accordance with Section I above. This Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

d.     Payments of principal and accmed interest shall be made to the registered owner of this Note. Payments of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity of this Note and its presentation for payment.

e.     The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in the Note.

f.     This Note shall be construed and enforced in accordance with the laws of the State of Colorado.

g.     No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future shareholder, officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporations, otherwise, all such liability of incorporators, shareholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

h.     The Company shall pay all costs and expenses incurred by the Holder to enforce any of the provisions of this Note, including reasonable attorneys' fees and other expenses of collection.

IN WITNESS WHEREOF, Frontier Digital Media Group, Inc.. has caused this Note to be executed in its name by its President as of the date first set forth above.

FRONTIER DIGITAL MEDIA GROUP, INC.

By: /s/ Patrick A. Dunda

       Patrick A. Dunda — President- Director

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August 27, 2015	$8,000.00

PROMISSORY NOTE

FRONTIER DIGITAL MEDIA GROUP, INC.

This Note has not been registered under the Securities Act of 1993, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered bolder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

Frontier Digital Media Group, Inc.. a Colorado corporation (the "Company"), for value received, hereby promises to pay to VentureVest Capital Corporation, or assign(s) (the "Holder"), on or before December 31, 2016 (the "Maturity Date"), at the offices of Holder, the principal sum of Eight Thousand and 00/100 Dollars ($8,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note shall be interest free until December 31, 2015, after which time it shall bear interest at the rate of 6% per annum. Interest shall accrue and be compounded monthly and shall be payable in like coin or currency on the Maturity Date.

Transfers of Note to Comply with the Securities Act.

The Holder agrees that this Note may not be sold, transferred, pledged or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act with respect thereto and then only against a receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon the delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

1.     Prepayment.

The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued but unpaid interest shall be paid to the Holder on the date of prepayment.

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3.     Events of Default

a.     This Note shall become due and payable immediately upon the failure by the Company to pay within five (5) days of the date due any amount of the principal or accrued interest on this Note;

4.     Miscellaneous

b.     This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

c.     The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purpose whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. This Note may only be transferred in accordance with Section I above. This Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

d.     Payments of principal and accrued interest shall be made to the registered owner of this Note. Payments of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity of this Note and its presentation for payment.

e.     The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in the Note.

f.     This Note shall be construed and enforced in accordance with the laws of the State of Colorado.

g.     No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future shareholder, officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporations, otherwise, all such liability of incorporators, shareholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

h.     The Company shall pay all costs and expenses incurred by the Holder to enforce any of the provisions of this Note, including reasonable attorneys' fees and other expenses of collection.

IN WITNESS WHEREOF, Frontier Digital Media Group, Inc. has caused this Note to be executed in its name by its President as of the date first set forth above.

FRONTIER DIGITAL MEDIA GROUP, INC.

By: /s/ Patrick A. Dunda

       Patrick A. Dunda — President- Director

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September 1, 2015	$6,500.00

PROMISSORY NOTE

FRONTIER DIGITAL MEDIA GROUP, INC.

This Note has not been registered under the Securities Act of 1993, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

Frontier Digital Media Group, Inc.. a Colorado corporation (the "Company"), for value received, hereby promises to pay to VentureVest Capital Corporation, or assign(s) (the "Holder"), on or before December 31, 2016 (the "Maturity Date"), at the offices of Holder, the principal sum of Six Thousand Five Hundred and 00/100 Dollars ($6,500.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note shall be interest free until December 31, 2015, after which time it shall bear interest at the rate of 6% per annum. Interest shall accrue and be compounded monthly and shall be payable in like coin or currency on the Maturity Date.

Transfers of Note to Comply with the Securities Act.

The Holder agrees that this Note may not be sold, transferred, pledged or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act with respect thereto and then only against a receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon the delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

1.     Prepayment.

The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued but unpaid interest shall be paid to the Holder on the date of prepayment.

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3.     Events of Default

a.     This Note shall become due and payable immediately upon the failure by the Company to pay within five (5) days of the date due any amount of the principal or accrued interest on this Note;

4.     Miscellaneous

b.     This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

c.     The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purpose whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. This Note may only be transferred in accordance with Section 1 above. This Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

d.     Payments of principal and accrued interest shall be made to the registered owner of this Note. Payments of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity of this Note and its presentation for payment.

e.     The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in the Note.

f.     This Note shall be construed and enforced in accordance with the laws of the State of Colorado.

g.     No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future shareholder, officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporations, otherwise, all such liability of incorporators, shareholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

h.     The Company shall pay all costs and expenses incurred by the Holder to enforce any of the provisions of this Note, including reasonable attorneys' fees and other expenses of collection.

IN WITNESS WHEREOF, Frontier Digital Media Group, Inc. has caused this Note to be executed in its name by its President as of the date first set forth above.

FRONTIER DIGITAL MEDIA GROUP, INC.

By: /s/ Patrick A. Dunda

       Patrick A. Dunda — President- Director

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